SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2012

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	000-54529	45-3849662
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

411 University Ridge Suite D Greenville, SC 29601 (Address of principal executive offices) Phone: 864 751 4880 (Registrant’s Telephone Number)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SCIO DIAMOND TECHNOLOGY CORPORATION
Form 8-K
Current Report

 ITEM 7.01
REGULATION FD DISCLOSURE

Press Releases

On February 16, 2012, Scio Diamond Technology Corporation (the “Company”) issued a press release updating investors on their recent technology progress and business outlooks. The press release is available on the Company’s website, www.sciodiamond.com.   A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking” statements, usually containing the words “believe”, “estimate”, “project”, “anticipate”, “expect” or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.

ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION
Date: February 16, 2012	By: /s/ Joseph D. Lancia
Joseph D. Lancia
Chief Executive Officer

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